Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

IN ACCORDANCE WITH 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of MultiSensor AI Holdings, Inc. (the “Company”) for the period ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stuart V. Flavin III, in my capacity as Interim Chief Executive Officer and President of the Company and not in my individual capacity, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2025	By:	/s/ Stuart V. Flavin III
Stuart V. Flavin III
Interim Chief Executive Officer and President